SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 9, 2000


                                  VIZACOM INC.
             (Exact name of registrant as specified in its charter)




            Delaware                 1-14076              22-3270045
  (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)         File Number)      Identification Number)



          Glenpointe Center East
         300 Frank W. Burr Boulevard
             Teaneck, New Jersey                     07666
 (Address of principal executive offices)          (Zip Code)



                                 (201) 928-1001
              (Registrant's telephone number, including area code)



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Item 2.   Acquisition or Disposition of Assets.

     On March 9, 2000, we, Vizacom Inc., acquired Junction 15 Limited, a London, England-based digital communication company focused on designing, implementing and supporting Internet web sites and digital businesses through the use of new media. We acquired Junction 15 through our purchase of all of the outstanding capital stock of Junction 15 from Junction 15's shareholders. We intend to operate Junction 15 as a wholly-owned subsidiary.

     The acquisition was completed pursuant to the terms of a Stock Purchase Agreement, dated March 9, 2000, between us and the shareholders of Junction 15. Pursuant to the acquisition agreement, we issued an aggregate of 681,818 shares of our common stock and paid an aggregate of $250,000 to the Junction 15 shareholders.

     The 681,818 shares of our common stock that we issued in this acquisition transaction were issued in reliance upon an exemption from registration under the Securities Act of 1933. As a result, these shares are subject to restrictions on transfer under the applicable provisions of the Securities Act. In accordance with the acquisition agreement, we entered into a registration rights agreement in which we granted the parties who received these shares customary piggy back registration rights in connection with future registration statements which we may file under the Securities Act.

     We also entered into lock-up agreements with each of the former shareholders of Junction 15 regarding their disposition of the shares of our common stock that we issued in the acquisition transaction, the extent of the lock-up being dependent upon the former shareholders' relationships with Junction 15. For those former shareholders who were directors of Junction 15 at the time of the acquisition transaction and an affiliate, who received an aggregate 583,767 shares of our common stock in the transaction, the lock-up agreements prohibit the disposition of such shares prior to March 9, 2002, except for (a) 10% of the total shares each received during the period of September 9, 2000 to March 8, 2001, (b) an additional 10% during the period of March 9, 2001 to September 8, 2001, and (c) an additional 10% during the period of September 9, 2001 to March 8, 2002. For those former shareholders who were not directors of Junction 15 at the time of the acquisition transaction, who received an aggregate 98,051 shares of our common stock in the transaction, the lock-up agreements prohibit the disposition of such shares prior to March 9, 2001.

     We also have entered into a three-year employment agreement with each of Ian McCalla, the Managing Director of Junction 15, and Paul Simpson, a Director of Junction 15 at the time of the transaction. Under his agreement, Mr. McCalla will serve as Managing Director of Junction 15 and receive a base annual salary of BP90,000 (BP100,000 after March 9, 2001). Mr. McCalla will also be entitled to annual bonuses based upon Junction 15's performance during the employment period. Under his agreement, Mr. Simpson will serve as a Director of Junction 15 and receive a base salary of BP50,000. Mr. Simpson will also be entitled to annual bonuses based upon the gross profit to Junction 15 from projects generated through Mr. Simpson's sales efforts. These employment agreements also contain restrictions on Messrs. McCalla or Simpson engaging in competition with us for the term of the agreement and for one year thereafter and provisions protecting our proprietary rights and information.

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

     In accordance with the acquisition agreement, we also granted options to purchase an aggregate of 250,000 shares of our common stock under our 1994 Long Term Incentive Plan to Junction 15 employees.

Item 5.   Other Matters.

     On March 15, 2000, we reached an agreement with Churchill Consulting to modify and extend our line of credit facility arrangement with Churchill Consulting. The line of credit facility has been extended through January 7, 2002. In addition, following our repayment of the original $1 million we borrowed under the facility, all future borrowings under this line of credit facility will be due and payable 180 days after funding. We anticipate repaying such $1,000,000 borrowing, plus all accrued interest, no later than March 21, 2000.

     On March 16, 2000, Rand Schulman was named an Executive Vice President of Vizacom.

     Through March 17, 2000, we sold a total of 936,954 shares of our common stock to 45 accredited investors for gross proceeds of $4,216,293.00. The issuances of theses shares were private transactions exempt from registration under Section 4(2) of the Securities Act of 1933.


Item 7.   Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

               The required financial statements will be filed by amendment not later than May 23, 2000.

          (b)  Pro forma financial information.

               The required pro forma financial information will be filed by amendment not later than May 23, 2000.

          (c)  Exhibits.

               Listed below are all exhibits to this Current Report on Form
8-K.

Exhibit
Number    Description
------    -----------

 10.1 Stock Acquisition Agreement, dated March 9, 2000, among Vizacom Inc. and the former stockholders of Junction 15 Limited.
 10.2     Form  of  Lock-Up   Agreement   for  use  by directors  of  Junction
          15  Limited  at  the  time  of  the acquisition.

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 10.3     Form  of  Lock-Up   Agreement for  use  by non-directors  of  Junction
          15  Limited  at the time of the acquisition.
 10.4 Registration Rights Agreement, dated as of March 9, 2000, among Vizacom Inc., and each of the former shareholders of Junction 15 Limited.
 10.5 Employment Agreement, dated as of March 9, 2000, by and between Vizacom Inc. and Ian McCalla.
 10.6 Employment Agreement, dated as of March 9, 2000, by and between Vizacom Inc. and Paul Simpson.
 10.7     Letter Agreement, dated March 15, 2000, by and between Vizacom Inc.
          and Churchill Consulting.
 99.1     Press Release, dated March 10, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    March 20, 2000

                                                  VIZACOM INC.



                                      By:          /s/ Mark E. Leininger
                                           -------------------------------------
                                                     Mark E. Leininger
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX


Exhibit
Number    Description
------    -----------

 10.1 Stock Acquisition Agreement, dated March 9, 2000, among Vizacom Inc. and the former stockholders of Junction 15 Limited.
 10.2     Form  of  Lock-Up   Agreement   for  use  by directors  of  Junction
          15  Limited  at  the  time  of  the acquisition.
 10.3     Form  of  Lock-Up   Agreement for  use  by non-directors  of  Junction
          15  Limited  at the time of the acquisition.
 10.4 Registration Rights Agreement, dated as of March 9, 2000, among Vizacom Inc., and each of the former shareholders of Junction 15 Limited.
 10.5 Employment Agreement, dated as of March 9, 2000, by and between Vizacom Inc. and Ian McCalla.
 10.6 Employment Agreement, dated as of March 9, 2000, by and between Vizacom Inc. and Paul Simpson.
 10.7 Letter Agreement, dated March 15, 2000, by and between Vizacom Inc. and Churchill Consulting.
 99.1     Press Release, dated March 10, 2000.

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